EQUITRUST LIFE INSURANCE COMPANY

EquiTrust Life Variable Account
Supplement Dated January 25, 2011
to the Prospectus For
Variable Universal Life Insurance Policy
(Dated May 1, 2009)


This Supplement amends certain information contained in the
 Prospectus for your flexible premium variable life insurance policy ("Policy"). Please read this Supplement carefully and retain it with your Policy prospectus for future reference.

On December 30, 2011 the sale of EquiTrust Life Insurance Company
("EquiTrust Life") to a controlled affiliate of Guggenheim
Partners, LLC ("Guggenheim") was completed. Guggenheim is a diversified financial services firm with more than $125 billion in assets under management.

Your rights, benefits and Accumulated Value under the Policy will not change as a result of the sale. You will also not be subject to any adverse tax consequences as a result of the sale of EquiTrust Life to Guggenheim.
*  *  *  *
Service for this policy will not be impacted in any way. If you have any questions regarding this Supplement, please contact your registered representative.